UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2017
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 8, 2018, SUPERVALU INC. (“Supervalu”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting Supervalu’s acquisition of Associated Grocers of Florida, Inc. (“AG Florida”). Supervalu is filing this Amendment No. 1 (this “Amendment No. 1”) to include financial statements of AG Florida required by Item 9.01(a) of Form 8-K and the pro forma combined financial information of Supervalu and AG Florida required by Item 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of AG Florida as of and for the fiscal years ended July 29, 2017 and July 30, 2016 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 9, 2017, the unaudited pro forma condensed combined statements of operations for the 28 weeks ended September 9, 2017 and for the fiscal year (52 weeks) ended February 25, 2017, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of AG Florida, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors of Associated Grocers of Florida, Inc.
99.1	Audited consolidated financial statements of Associated Grocers of Florida, Inc. as of and for the fiscal years ended July 29, 2017 and July 30, 2016
99.2	Unaudited pro forma condensed combined financial statements as of and for the 28 weeks ended September 9, 2017 and for the fiscal year ended February 25, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 23, 2018

SUPERVALU INC.

By: /s/ Rob N. Woseth

Rob N. Woseth
Executive Vice President, Chief Strategy Officer and Interim Chief Financial Officer
(Authorized Officer of Registrant)